Exhibit 10.2
Confidential Treatment Requested
Amendment No. 4
to the
A330 Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 4 to the A330 Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of July 23, 2009, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Airbus A330 Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of November 15, 2007, Amendment No. 2 dated as of October 20, 2008 (“Amendment No. 2”) and Amendment No. 3 dated as of January 16, 2009 (the “Agreement”), relates to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 model aircraft;
WHEREAS, at the Seller’s request, the Buyer and the Seller have agreed to provide the Seller a right to reschedule certain A330 Aircraft; and
WHEREAS, the parties agree to amend certain terms of the Agreement as set forth in this Amendment.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A330 Purchase Agreement Amendment 4	CONFIDENTIAL AND PRIVILEGED

Confidential Treatment Requested
1.	*****

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2.	PREDELIVERY PAYMENTS

If the Seller exercises an *****.

3.	EFFECT OF AMENDMENT

3.1
Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

3.2
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

5.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A330 Purchase Agreement Amendment 4	CONFIDENTIAL AND PRIVILEGED

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Confidential Treatment Requested
IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey
	Its: Vice President and Treasurer		Its: Senior Vice President Contracts

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A330 Purchase Agreement Amendment 4	CONFIDENTIAL AND PRIVILEGED

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